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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2002


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


              NEVADA                       0-26176              88-0336997
   (State or other jurisdiction          (Commission          (IRS Employer
         of incorporation)               File Number)       Identification No.)


           5701 S. SANTA FE DRIVE
           LITTLETON, COLORADO                                     80120
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (303) 723-1000

ITEM 5. OTHER EVENTS

         Effective September 27, 2001, EchoStar Communications Corporation ("EchoStar" or "the Company") invested an additional $50 million in StarBand Communications, Inc. ("StarBand"), increasing its equity interest from approximately 19% to approximately 32%. EchoStar originally invested $50 million in StarBand in April 2000. As a result of the increased equity stake, this investment is now accounted for using the equity method of accounting. As required by APB Opinion No. 18, the equity method accounting has been retroactively applied back to April 2000, the date of EchoStar's original investment in StarBand.

         The attached financial information is a retroactive adjustment of the Company's financial results for the periods from EchoStar's original investment in April 2000 to June 30, 2001 to give effect to the equity method accounting adjustments resulting from the increase in EchoStar's equity interest.

         The Consolidated Financial Statements as retroactively adjusted may not be indicative of future financial performance of the Company. The accompanying notes to the Consolidated Financial Statements should be read in conjunction with the financial statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ECHOSTAR COMMUNICATIONS CORPORATION



Dated: January 10, 2002        By: /s/ Michael R. McDonnell
                                  ----------------------------
                                        Michael R. McDonnell,
                                        Senior Vice President and Chief
                                         Financial Officer



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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                     EXHIBIT
       -------                    -------
         23.1     Consent of Independent Public Accountants

         99.1     Retroactively adjusted Consolidated Financial Statements and
                  Notes to Consolidated Financial Statements for the Year Ended
                  December 31, 2000

         99.2     Retroactively adjusted Condensed Consolidated Financial
                  Statements and Notes to Condensed Consolidated Financial
                  Statements for the Three Months Ended March 31, 2001

         99.3     Retroactively adjusted Condensed Consolidated Financial
                  Statements and Notes to Condensed Consolidated Financial
                  Statements for the Three and Six Months Ended June 30, 2001

         99.4     Retroactively adjusted Financial Information for the Year
                  Ended December 31, 2000

         99.5     Retroactively adjusted Financial Information for the Three
                  Months Ended March 31, 2001

         99.6     Retroactively adjusted Financial Information for the Three and
                  Six Months Ended June 30, 2001